Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	4Q'20 vs. 4Q'19		Dec 31, 2020	Dec 31, 2019	YTD'20 vs. YTD'19
EARNINGS
Net interest income	$3,659	$3,457	$3,396	$3,890	$4,029	$(370)	(9.2)%	$14,402	$16,799	$(2,397)	(14.3)%
Retailer share arrangements	(1,047)	(899)	(773)	(926)	(1,029)	(18)	1.7%	(3,645)	(3,858)	213	(5.5)%
Provision for credit losses	750	1,210	1,673	1,677	1,104	(354)	(32.1)%	5,310	4,180	1,130	27.0%
Net interest income, after retailer share arrangements and provision for credit losses	1,862	1,348	950	1,287	1,896	(34)	(1.8)%	5,447	8,761	(3,314)	(37.8)%
Other income	82	131	95	97	104	(22)	(21.2)%	405	371	34	9.2%
Other expense	1,000	1,067	986	1,002	1,079	(79)	(7.3)%	4,055	4,245	(190)	(4.5)%
Earnings before provision for income taxes	944	412	59	382	921	23	2.5%	1,797	4,887	(3,090)	(63.2)%
Provision for income taxes	206	99	11	96	190	16	8.4%	412	1,140	(728)	(63.9)%
Net earnings	$738	$313	$48	$286	$731	$7	1.0%	$1,385	$3,747	$(2,362)	(63.0)%
Net earnings available to common stockholders	$728	$303	$37	$275	$731	$(3)	(0.4)%	$1,343	$3,747	$(2,404)	(64.2)%

COMMON SHARE STATISTICS
Basic EPS	$1.25	$0.52	$0.06	$0.45	$1.15	$0.10	8.7%	$2.28	$5.59	$(3.31)	(59.2)%
Diluted EPS	$1.24	$0.52	$0.06	$0.45	$1.15	$0.09	7.8%	$2.27	$5.56	$(3.29)	(59.2)%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.88	$0.86	$0.02	2.3%
Common stock price	$34.71	$26.17	$22.16	$16.09	$36.01	$(1.30)	(3.6)%	$34.71	$36.01	$(1.30)	(3.6)%
Book value per share	$20.49	$19.47	$19.13	$19.27	$23.31	$(2.82)	(12.1)%	$20.49	$23.31	$(2.82)	(12.1)%
Tangible common equity per share(1)	$16.72	$15.75	$15.28	$15.35	$19.50	$(2.78)	(14.3)%	$16.72	$19.50	$(2.78)	(14.3)%

Beginning common shares outstanding	583.8	583.7	583.2	615.9	653.7	(69.9)	(10.7)%	615.9	718.8	(102.9)	(14.3)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.2	0.1	0.5	0.9	0.6	(0.4)	(66.7)%	1.7	3.1	(1.4)	(45.2)%
Shares repurchased	—	—	—	(33.6)	(38.4)	38.4	(100.0)%	(33.6)	(106.0)	72.4	(68.3)%
Ending common shares outstanding	584.0	583.8	583.7	583.2	615.9	(31.9)	(5.2)%	584.0	615.9	(31.9)	(5.2)%

Weighted average common shares outstanding	583.9	583.8	583.7	604.9	633.7	(49.8)	(7.9)%	589.0	670.2	(81.2)	(12.1)%
Weighted average common shares outstanding (fully diluted)	586.6	584.8	584.4	607.4	637.7	(51.1)	(8.0)%	590.8	673.5	(82.7)	(12.3)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	4Q'20 vs. 4Q'19		Dec 31, 2020	Dec 31, 2019	YTD'20 vs. YTD'19
PERFORMANCE METRICS
Return on assets(1)	3.1%	1.3%	0.2%	1.1%	2.7%		0.4%	1.4%	3.5%		(2.1)%
Return on equity(2)	23.6%	10.3%	1.6%	9.1%	19.0%		4.6%	11.2%	25.1%		(13.9)%
Return on tangible common equity(3)	30.4%	13.1%	1.6%	11.6%	23.0%		7.4%	14.4%	29.9%		(15.5)%
Net interest margin(4)	14.64%	13.80%	13.53%	15.15%	15.01%		(0.37)%	14.29%	15.78%		(1.49)%
Efficiency ratio(5)	37.1%	39.7%	36.3%	32.7%	34.8%		2.3%	36.3%	31.9%		4.4%
Other expense as a % of average loan receivables, including held for sale	5.01%	5.44%	5.04%	4.77%	5.01%		0.00%	5.06%	4.79%		0.27%
Effective income tax rate	21.8%	24.0%	18.6%	25.1%	20.6%		1.2%	22.9%	23.3%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	3.16%	4.42%	5.35%	5.36%	5.15%		(1.99)%	4.58%	5.65%		(1.07)%
30+ days past due as a % of period-end loan receivables(6)	3.07%	2.67%	3.13%	4.24%	4.44%		(1.37)%	3.07%	4.44%		(1.37)%
90+ days past due as a % of period-end loan receivables(6)	1.40%	1.24%	1.77%	2.10%	2.15%		(0.75)%	1.40%	2.15%		(0.75)%
Net charge-offs	$631	$866	$1,046	$1,125	$1,109	$(478)	(43.1)%	$3,668	$5,005	$(1,337)	(26.7)%
Loan receivables delinquent over 30 days(6)	$2,514	$2,100	$2,453	$3,500	$3,874	$(1,360)	(35.1)%	$2,514	$3,874	$(1,360)	(35.1)%
Loan receivables delinquent over 90 days(6)	$1,143	$973	$1,384	$1,735	$1,877	$(734)	(39.1)%	$1,143	$1,877	$(734)	(39.1)%

Allowance for credit losses (period-end)	$10,265	$10,146	$9,802	$9,175	$5,602	$4,663	83.2%	$10,265	$5,602	$4,663	83.2%
Allowance coverage ratio(7)	12.54%	12.92%	12.52%	11.13%	6.42%		6.12%	12.54%	6.42%		6.12%

BUSINESS METRICS
Purchase volume(8)(9)	$39,874	$36,013	$31,155	$32,042	$40,212	$(338)	(0.8)%	$139,084	$149,411	$(10,327)	(6.9)%
Period-end loan receivables	$81,867	$78,521	$78,313	$82,469	$87,215	$(5,348)	(6.1)%	$81,867	$87,215	$(5,348)	(6.1)%
Credit cards	$78,455	$75,204	$75,353	$79,832	$84,606	$(6,151)	(7.3)%	$78,455	$84,606	$(6,151)	(7.3)%
Consumer installment loans	$2,125	$1,987	$1,779	$1,390	$1,347	$778	57.8%	$2,125	$1,347	$778	57.8%
Commercial credit products	$1,250	$1,270	$1,140	$1,203	$1,223	$27	2.2%	$1,250	$1,223	$27	2.2%
Other	$37	$60	$41	$44	$39	$(2)	(5.1)%	$37	$39	$(2)	(5.1)%
Average loan receivables, including held for sale	$79,452	$78,005	$78,697	$84,428	$85,376	$(5,924)	(6.9)%	$80,138	$88,649	$(8,511)	(9.6)%
Period-end active accounts (in thousands)(9)(10)	68,540	64,800	63,430	68,849	75,471	(6,931)	(9.2)%	68,540	75,471	(6,931)	(9.2)%
Average active accounts (in thousands)(9)(10)	66,261	64,270	64,836	72,078	73,734	(7,473)	(10.1)%	67,131	75,721	(8,590)	(11.3)%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,524	$13,552	$16,344	$13,704	$12,147	$(623)	(5.1)%	$11,524	$12,147	$(623)	(5.1)%
Total liquid assets	$18,321	$21,402	$22,352	$19,225	$17,322	$999	5.8%	$18,321	$17,322	$999	5.8%
Undrawn credit facilities
Undrawn credit facilities	$5,400	$5,400	$5,650	$5,600	$6,050	$(650)	(10.7)%	$5,400	$6,050	$(650)	(10.7)%
Total liquid assets and undrawn credit facilities	$23,721	$26,802	$28,002	$24,825	$23,372	$349	1.5%	$23,721	$23,372	$349	1.5%
Liquid assets % of total assets	19.09%	22.37%	23.15%	19.61%	16.52%		2.57%	19.09%	16.52%		2.57%
Liquid assets including undrawn credit facilities % of total assets	24.72%	28.02%	29.00%	25.32%	22.30%		2.42%	24.72%	22.30%		2.42%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	4Q'20 vs. 4Q'19		Dec 31, 2020	Dec 31, 2019	YTD'20 vs. YTD'19
Interest income:
Interest and fees on loans	$3,981	$3,821	$3,808	$4,340	$4,492	$(511)	(11.4)%	$15,950	$18,705	$(2,755)	(14.7)%
Interest on cash and debt securities	12	16	22	67	93	(81)	(87.1)%	117	385	(268)	(69.6)%
Total interest income	3,993	3,837	3,830	4,407	4,585	(592)	(12.9)%	16,067	19,090	(3,023)	(15.8)%

Interest expense:
Interest on deposits	200	245	293	356	383	(183)	(47.8)%	1,094	1,566	(472)	(30.1)%
Interest on borrowings of consolidated securitization entities	52	53	59	73	80	(28)	(35.0)%	237	358	(121)	(33.8)%
Interest on senior unsecured notes	82	82	82	88	93	(11)	(11.8)%	334	367	(33)	(9.0)%
Total interest expense	334	380	434	517	556	(222)	(39.9)%	1,665	2,291	(626)	(27.3)%

Net interest income	3,659	3,457	3,396	3,890	4,029	(370)	(9.2)%	14,402	16,799	(2,397)	(14.3)%

Retailer share arrangements	(1,047)	(899)	(773)	(926)	(1,029)	(18)	1.7%	(3,645)	(3,858)	213	(5.5)%

Provision for credit losses	750	1,210	1,673	1,677	1,104	(354)	(32.1)%	5,310	4,180	1,130	27.0%
Net interest income, after retailer share arrangements and provision for credit losses	1,862	1,348	950	1,287	1,896	(34)	(1.8)%	5,447	8,761	(3,314)	(37.8)%

Other income:
Interchange revenue	185	172	134	161	192	(7)	(3.6)%	652	748	(96)	(12.8)%
Debt cancellation fees	72	68	69	69	64	8	12.5%	278	265	13	4.9%
Loyalty programs	(202)	(155)	(134)	(158)	(181)	(21)	11.6%	(649)	(743)	94	(12.7)%
Other	27	46	26	25	29	(2)	(6.9)%	124	101	23	22.8%
Total other income	82	131	95	97	104	(22)	(21.2)%	405	371	34	9.2%

Other expense:
Employee costs	347	382	327	324	385	(38)	(9.9)%	1,380	1,455	(75)	(5.2)%
Professional fees	186	187	189	197	199	(13)	(6.5)%	759	867	(108)	(12.5)%
Marketing and business development	139	107	91	111	152	(13)	(8.6)%	448	549	(101)	(18.4)%
Information processing	128	125	116	123	122	6	4.9%	492	485	7	1.4%
Other	200	266	263	247	221	(21)	(9.5)%	976	889	87	9.8%
Total other expense	1,000	1,067	986	1,002	1,079	(79)	(7.3)%	4,055	4,245	(190)	(4.5)%

Earnings before provision for income taxes	944	412	59	382	921	23	2.5%	1,797	4,887	(3,090)	(63.2)%
Provision for income taxes	206	99	11	96	190	16	8.4%	412	1,140	(728)	(63.9)%
Net earnings	$738	$313	$48	$286	$731	$7	1.0%	$1,385	$3,747	$(2,362)	(63.0)%

Net earnings available to common stockholders	$728	$303	$37	$275	$731	$(3)	(0.4)%	$1,343	$3,747	$(2,404)	(64.2)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019
Assets
Cash and equivalents	$11,524	$13,552	$16,344	$13,704	$12,147	$(623)	(5.1)%
Debt securities	7,469	8,432	6,623	6,146	5,911	1,558	26.4%
Loan receivables:
Unsecuritized loans held for investment	56,472	52,613	52,629	54,765	58,398	(1,926)	(3.3)%
Restricted loans of consolidated securitization entities	25,395	25,908	25,684	27,704	28,817	(3,422)	(11.9)%
Total loan receivables	81,867	78,521	78,313	82,469	87,215	(5,348)	(6.1)%
Less: Allowance for credit losses(1)	(10,265)	(10,146)	(9,802)	(9,175)	(5,602)	(4,663)	83.2%
Loan receivables, net	71,602	68,375	68,511	73,294	81,613	(10,011)	(12.3)%
Loan receivables held for sale	5	4	4	5	725	(720)	(99.3)%
Goodwill	1,078	1,078	1,078	1,078	1,078	—	—%
Intangible assets, net	1,125	1,091	1,166	1,208	1,265	(140)	(11.1)%
Other assets	3,145	3,126	2,818	2,603	2,087	1,058	50.7%
Total assets	$95,948	$95,658	$96,544	$98,038	$104,826	$(8,878)	(8.5)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$62,469	$63,195	$63,857	$64,302	$64,877	$(2,408)	(3.7)%
Non-interest-bearing deposit accounts	313	298	291	313	277	36	13.0%
Total deposits	62,782	63,493	64,148	64,615	65,154	(2,372)	(3.6)%
Borrowings:
Borrowings of consolidated securitization entities	7,810	7,809	8,109	9,291	10,412	(2,602)	(25.0)%
Senior unsecured notes	7,965	7,962	7,960	7,957	9,454	(1,489)	(15.7)%
Total borrowings	15,775	15,771	16,069	17,248	19,866	(4,091)	(20.6)%
Accrued expenses and other liabilities	4,690	4,295	4,428	4,205	4,718	(28)	(0.6)%
Total liabilities	83,247	83,559	84,645	86,068	89,738	(6,491)	(7.2)%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,570	9,552	9,532	9,523	9,537	33	0.3%
Retained earnings	10,621	10,024	9,852	9,960	12,117	(1,496)	(12.3)%
Accumulated other comprehensive income (loss)	(51)	(31)	(37)	(49)	(58)	7	(12.1)%
Treasury stock	(8,174)	(8,181)	(8,183)	(8,199)	(7,243)	(931)	12.9%
Total equity	12,701	12,099	11,899	11,970	15,088	(2,387)	(15.8)%
Total liabilities and equity	$95,948	$95,658	$96,544	$98,038	$104,826	$(8,878)	(8.5)%

(1) Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments-Credit Losses ("CECL") that measures the allowance for credit losses based on management’s best estimate of expected credit losses for the life of our loan receivables. Prior periods presented reflect measurement of the allowance based on management’s estimate of probable incurred credit losses in accordance with the previous accounting guidance effective for those periods.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2020			Sep 30, 2020			Jun 30, 2020			Mar 31, 2020			Dec 31, 2019
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,244	$4	0.14%	$13,664	$4	0.12%	$15,413	$3	0.08%	$12,902	$42	1.31%	$16,269	$68	1.66%
Securities available for sale	8,706	8	0.37%	7,984	12	0.60%	6,804	19	1.12%	5,954	25	1.69%	4,828	25	2.05%

Loan receivables, including held for sale:
Credit cards	76,039	3,908	20.45%	74,798	3,752	19.96%	75,942	3,740	19.81%	81,716	4,272	21.03%	81,960	4,409	21.34%
Consumer installment loans	2,057	50	9.67%	1,892	46	9.67%	1,546	37	9.63%	1,432	35	9.83%	2,058	48	9.25%
Commercial credit products	1,293	23	7.08%	1,238	22	7.07%	1,150	30	10.49%	1,243	33	10.68%	1,311	34	10.29%
Other	63	—	—%	77	1	NM	59	1	NM	37	—	—%	47	1	NM
Total loan receivables, including held for sale	79,452	3,981	19.93%	78,005	3,821	19.49%	78,697	3,808	19.46%	84,428	4,340	20.67%	85,376	4,492	20.87%
Total interest-earning assets	99,402	3,993	15.98%	99,653	3,837	15.32%	100,914	3,830	15.26%	103,284	4,407	17.16%	106,473	4,585	17.08%

Non-interest-earning assets:
Cash and due from banks	1,525			1,489			1,486			1,450			1,326
Allowance for credit losses	(10,190)			(9,823)			(9,221)			(8,708)			(5,593)
Other assets	5,228			5,021			4,779			4,696			3,872
Total non-interest-earning assets	(3,437)			(3,313)			(2,956)			(2,562)			(395)

Total assets	$95,965			$96,340			$97,958			$100,722			$106,078

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$62,800	$200	1.27%	$63,569	$245	1.53%	$64,298	$293	1.83%	$64,366	$356	2.22%	$65,380	$383	2.32%
Borrowings of consolidated securitization entities	7,809	52	2.65%	8,057	53	2.62%	8,863	59	2.68%	9,986	73	2.94%	10,831	80	2.93%
Senior unsecured notes	7,963	82	4.10%	7,960	82	4.10%	7,958	82	4.14%	8,807	88	4.02%	9,452	93	3.90%
Total interest-bearing liabilities	78,572	334	1.69%	79,586	380	1.90%	81,119	434	2.15%	83,159	517	2.50%	85,663	556	2.58%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	308			307			309			299			281
Other liabilities	4,663			4,308			4,349			4,672			4,906
Total non-interest-bearing liabilities	4,971			4,615			4,658			4,971			5,187

Total liabilities	83,543			84,201			85,777			88,130			90,850

Equity
Total equity	12,422			12,139			12,181			12,592			15,228

Total liabilities and equity	$95,965			$96,340			$97,958			$100,722			$106,078
Net interest income		$3,659			$3,457			$3,396			$3,890			$4,029

Interest rate spread(1)			14.29%			13.42%			13.11%			14.66%			14.50%
Net interest margin(2)			14.64%			13.80%			13.53%			15.15%			15.01%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2020			Twelve Months Ended Dec 31, 2019
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,301	$53	0.40%	$12,320	$258	2.09%
Securities available for sale	7,367	64	0.87%	5,464	127	2.32%

Loan receivables, including held for sale:
Credit cards	77,115	15,672	20.32%	85,334	18,384	21.54%
Consumer installment loans	1,733	168	9.69%	1,963	182	9.27%
Commercial credit products	1,231	108	8.77%	1,306	137	10.49%
Other	59	2	3.39%	46	2	4.35%
Total loan receivables, including held for sale	80,138	15,950	19.90%	88,649	18,705	21.10%
Total interest-earning assets	100,806	16,067	15.94%	106,433	19,090	17.94%

Non-interest-earning assets:
Cash and due from banks	1,488			1,327
Allowance for credit losses	(9,488)			(5,902)
Other assets	4,932			3,819
Total non-interest-earning assets	(3,068)			(756)

Total assets	$97,738			$105,677

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$63,755	$1,094	1.72%	$64,756	$1,566	2.42%
Borrowings of consolidated securitization entities	8,675	237	2.73%	11,941	358	3.00%
Senior unsecured notes	8,171	334	4.09%	9,310	367	3.94%
Total interest-bearing liabilities	80,601	1,665	2.07%	86,007	2,291	2.66%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	306			280
Other liabilities	4,498			4,473
Total non-interest-bearing liabilities	4,804			4,753

Total liabilities	85,405			90,760

Equity
Total equity	12,333			14,917

Total liabilities and equity	$97,738			$105,677
Net interest income		$14,402			$16,799

Interest rate spread(1)			13.87%			15.28%
Net interest margin(2)			14.29%			15.78%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019
BALANCE SHEET STATISTICS
Total common equity	$11,967	$11,365	$11,165	$11,236	$14,354	$(2,387)	(16.6)%
Total common equity as a % of total assets	12.47%	11.88%	11.56%	11.46%	13.69%		(1.22)%

Tangible assets	$93,745	$93,489	$94,300	$95,752	$102,483	$(8,738)	(8.5)%
Tangible common equity(1)	$9,764	$9,196	$8,921	$8,950	$12,011	$(2,247)	(18.7)%
Tangible common equity as a % of tangible assets(1)	10.42%	9.84%	9.46%	9.35%	11.72%		(1.30)%
Tangible common equity per share(1)	$16.72	$15.75	$15.28	$15.35	$19.50	$(2.78)	(14.3)%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition				Basel III
Total risk-based capital ratio(4)	18.1%	18.1%	17.6%	16.5%	16.3%
Tier 1 risk-based capital ratio(5)	16.8%	16.7%	16.3%	15.2%	15.0%
Tier 1 leverage ratio(6)	14.0%	13.3%	12.7%	12.3%	12.6%
Common equity Tier 1 capital ratio	15.9%	15.8%	15.3%	14.3%	14.1%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at December 31, 2020 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	4Q'20 vs. 4Q'19		Dec 31, 2020	Dec 31, 2019	YTD'20 vs. YTD'19
RETAIL CARD
Purchase volume(1)(2)	$31,256	$27,374	$24,380	$24,008	$30,968	$288	0.9%	$107,018	$114,440	$(7,422)	(6.5)%
Period-end loan receivables	$52,130	$49,595	$49,967	$52,390	$56,387	$(4,257)	(7.5)%	$52,130	$56,387	$(4,257)	(7.5)%
Average loan receivables, including held for sale	$50,235	$49,503	$50,238	$53,820	$54,505	$(4,270)	(7.8)%	$50,943	$58,984	$(8,041)	(13.6)%
Average active accounts (in thousands)(2)(3)	49,001	47,065	46,970	53,018	54,662	(5,661)	(10.4)%	49,258	57,073	(7,815)	(13.7)%

Interest and fees on loans	$2,719	$2,619	$2,640	$3,037	$3,143	$(424)	(13.5)%	$11,015	$13,557	$(2,542)	(18.8)%
Other income	$50	$84	$56	$59	$77	$(27)	(35.1)%	$249	$277	$(28)	(10.1)%
Retailer share arrangements	$(1,026)	$(877)	$(752)	$(904)	$(988)	$(38)	3.8%	$(3,559)	$(3,762)	$203	(5.4)%

PAYMENT SOLUTIONS
Purchase volume(1)(2)	$5,942	$5,901	$4,823	$5,375	$6,402	$(460)	(7.2)%	$22,041	$23,880	$(1,839)	(7.7)%
Period-end loan receivables	$20,153	$19,550	$19,119	$19,973	$20,528	$(375)	(1.8)%	$20,153	$20,528	$(375)	(1.8)%
Average loan receivables, including held for sale	$19,734	$19,247	$19,065	$20,344	$20,701	$(967)	(4.7)%	$19,597	$19,918	$(321)	(1.6)%
Average active accounts (in thousands)(2)(3)	11,536	11,497	11,900	12,681	12,713	(1,177)	(9.3)%	11,921	12,451	(530)	(4.3)%

Interest and fees on loans	$673	$650	$632	$706	$737	$(64)	(8.7)%	$2,661	$2,829	$(168)	(5.9)%
Other income	$4	$13	$14	$13	$4	$—	—%	$44	$15	$29	193.3%
Retailer share arrangements	$(17)	$(20)	$(18)	$(18)	$(37)	$20	(54.1)%	$(73)	$(85)	$12	(14.1)%

CARECREDIT
Purchase volume(1)	$2,676	$2,738	$1,952	$2,659	$2,842	$(166)	(5.8)%	$10,025	$11,091	$(1,066)	(9.6)%
Period-end loan receivables	$9,584	$9,376	$9,227	$10,106	$10,300	$(716)	(7.0)%	$9,584	$10,300	$(716)	(7.0)%
Average loan receivables, including held for sale	$9,483	$9,255	$9,394	$10,264	$10,170	$(687)	(6.8)%	$9,598	$9,747	$(149)	(1.5)%
Average active accounts (in thousands)(3)	5,724	5,708	5,966	6,379	6,359	(635)	(10.0)%	5,952	6,197	(245)	(4.0)%

Interest and fees on loans	$589	$552	$536	$597	$612	$(23)	(3.8)%	$2,274	$2,319	$(45)	(1.9)%
Other income	$28	$34	$25	$25	$23	$5	21.7%	$112	$79	$33	41.8%
Retailer share arrangements	$(4)	$(2)	$(3)	$(4)	$(4)	$—	—%	$(13)	$(11)	$(2)	18.2%

TOTAL SYF
Purchase volume(1)(2)	$39,874	$36,013	$31,155	$32,042	$40,212	$(338)	(0.8)%	$139,084	$149,411	$(10,327)	(6.9)%
Period-end loan receivables	$81,867	$78,521	$78,313	$82,469	$87,215	$(5,348)	(6.1)%	$81,867	$87,215	$(5,348)	(6.1)%
Average loan receivables, including held for sale	$79,452	$78,005	$78,697	$84,428	$85,376	$(5,924)	(6.9)%	$80,138	$88,649	$(8,511)	(9.6)%
Average active accounts (in thousands)(2)(3)	66,261	64,270	64,836	72,078	73,734	(7,473)	(10.1)%	67,131	75,721	(8,590)	(11.3)%

Interest and fees on loans	$3,981	$3,821	$3,808	$4,340	$4,492	$(511)	(11.4)%	$15,950	$18,705	$(2,755)	(14.7)%
Other income	$82	$131	$95	$97	$104	$(22)	(21.2)%	$405	$371	$34	9.2%
Retailer share arrangements	$(1,047)	$(899)	$(773)	$(926)	$(1,029)	$(18)	1.7%	$(3,645)	$(3,858)	$213	(5.5)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$12,701	$12,099	$11,899	$11,970	$15,088
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,078)	(1,078)	(1,078)	(1,078)	(1,078)
Less: Intangible assets, net	(1,125)	(1,091)	(1,166)	(1,208)	(1,265)
Tangible common equity	$9,764	$9,196	$8,921	$8,950	$12,011
Add: CECL transition amount	2,686	2,656	2,570	2,417	—
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	341	305	302	304	319
Common equity Tier 1	$12,791	$12,157	$11,793	$11,671	$12,330
Preferred stock	734	734	734	734	734
Tier 1 capital	$13,525	$12,891	$12,527	$12,405	$13,064

Add: Allowance for credit losses includible in risk-based capital	1,079	1,034	1,031	1,082	1,147
Total Risk-based capital	$14,604	$13,925	$13,558	$13,487	$14,211

ASSET MEASURES(2)
Total average assets	$95,965	$96,340	$97,958	$100,722	$106,078
Adjustments for:
Add: CECL transition amount	2,686	2,656	2,570	2,417	—
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,924)	(1,906)	(1,980)	(2,010)	(2,059)
Total assets for leverage purposes	$96,727	$97,090	$98,548	$101,129	$104,019

Risk-weighted assets	$80,561	$76,990	$77,048	$81,639	$87,302

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$13,525	$12,891	$12,527	$12,405	$13,064
Less: CECL transition adjustment	(2,686)	(2,656)	(2,570)	(2,417)	—
Tier 1 capital (CECL fully phased-in)	10,839	10,235	9,957	9,988	13,064
Add: Allowance for credit losses	10,265	10,146	9,802	9,175	5,602
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$21,104	$20,381	$19,759	$19,163	$18,666

Risk-weighted assets	$80,561	$76,990	$77,048	$81,639	$87,302
Less: CECL transition adjustment	(2,477)	(2,447)	(2,361)	(2,204)	—
Risk-weighted assets (CECL fully phased-in)	$78,084	$74,543	$74,687	$79,435	$87,302

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$20.49	$19.47	$19.13	$19.27	$23.31
Less: Goodwill	(1.85)	(1.85)	(1.85)	(1.85)	(1.75)
Less: Intangible assets, net	(1.92)	(1.87)	(2.00)	(2.07)	(2.06)
Tangible common equity per share	$16.72	$15.75	$15.28	$15.35	$19.50

(1) Regulatory measures at December 31, 2020 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020